UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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CARLISLE COMPANIES INCORPORATED
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 I II Ill CARLISLE COMPANIES INCORPORATED THIS IS A VOTJNG INSTRUCTION FORM. You are receiving this voting instruction form because you hold shares in the above Security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 05/08,'19 at 08:00A.M. EDT ......__ [I] www.ProxyVote.com ::] D 1-801).454-8693 in the enclosed the day of the do not provide us with your voting instructions, we will vote your shares at the board's recommendations. X E69450-P16772 THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTIOM PORTION. ... .... V1 A n?-11-10 vote these shares in person. 0 Signature [PLEASE SIGN WITHIN BOX]Date CARLISLE COMPANIES INCORPORATEDPleaseche<kthis boxIf you plan to attend the Meeting and The Board recommends you vote FOR the following proposal(s): 1 through 3 1. To elect the four directors nominated by the Board of Directors.For Against Abstain Norainees 1a. Robin J. Adams0 00 1b. Jonathan R. Collins000 1c. D. Christian Koch0 00 1d. David A. Roberts0 00 For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2019.0 0 0 3. To approve, on aadvisory basts, the Company's named executive officer compensation_ in fiscal 2018.000 4. To transact any other business properly brought before the meeting. DESCRIPTION OF VOTING RIGHTS In accordance with the·company's Restated Certificate of Incorporation, the number of votes each shareholder will be entitled to cast at the annual meeting will depend on when the shares were acquired and whether there has been a change in beneficial ownership since the date of acquisition: Shares acquired AFTER March 12, 2015 are entitled to one vote per share at the 2019 annual meeting. Shares are entitled to 5 votes per share at the 2019 annual meeting if they were acquired BEFORE March 13, 2015 and have been held continuously by the same beneficial owner since they were acquired. Please confirm below the number of shares beneficially owned for each category as of March 13, 2019: l jNumber of shares acquired BEFORE March 13, 2015 and entitled to 5 votes per share. I J Number of shares acquired. AFTER March 12, 2015 and entitled to 1 vote per share. If you do not provide confirmation, all shares will be entitled to 1 vote per share. The Board of Directors reserves the right to require evidence to support this confirmation. 1...11 ••1.11 ..1.11 ......111..1.1 I l l Make your vote count. Vote must be received by 05/07/2019 to be counted. -VisitCallReturn this fonn Vote in person postage-paidmeeting. envelope. Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote! VOTING INSTRUCTIONS As the record holder for your share. we will vote your shares based on your instructions. Please provide us with your voting instructions before the meeting. If you our discretion on those proposals we are permitted to vote on by New York Stock Exchange rules. If you sign and return this form, we will vote any unmarked items based on

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2019. CARLISLE COMPANIES INCORPORATED You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of CARLISLE COMPANIES INCORPORATED 16430 NORTH SCOTTSDALE ROAD, SUITE 400 SCOTTSDALE, AZ 85254 ATTN: SCOTT C. SELBACH the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E59229-P20184 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 13, 2019 Date: May 8, 2019Time: 8:00 AM EDT Location: Carlisle Interconnect Technologies 100 Tensolite Drive St. Augustine, FL 32092

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E59230-P20184 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You may obtain directions to the 2019 Annual Meeting in order to vote in person by visiting the Company's website at: www.carlisle.com/investors/events-and-presentations. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: Notice of 2019 Annual Meeting of ShareholdersProxy Statement2018 Annual ReportForm 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposals: 1. To elect the four directors nominated by the Board of Directors. Nominees: 1a. Robin J. Adams 1b. Jonathan R. Collins 1c. D. Christian Koch 1d. David A. Roberts 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2019. To approve, on an advisory basis, the Company's named executive officer compensation in fiscal 2018. 3. 4. To transact any other business properly brought before the meeting. E59231-P20184 Voting Items

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